SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): May 22, 2001


                               Planet411.com Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-27645                              88-0258277
       (Commission File Number)         (IRS Employer Identification No.)

       440 Rene Levesque West, Suite 400, Montreal, Quebec Canada H2Z 1V7
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 866-4638
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit 99 Press Release:  "Planet411.com  Inc. to receive an investment of
                $2.3 M and completes its corporate reorganisation"

                                   SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2001             Planet411.com Inc.
                                         (Registrant)

                                      By:  /s/ Serge Bujold
                                           -------------------------------------
                                           Serge Bujold
                                           President and Chief Executive Officer